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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                   STRASBAUGH
              -----------------------------------------------------
              (Exact name of registrant as specified in it charter)



             CALIFORNIA                              77-0057484
 ---------------------------------------- ------------------------------------
 (State of incorporation or organization) (I.R.S. Employer Identification No.)



825 BUCKLEY ROAD, SAN LUIS OBISPO, CA                               93401
----------------------------------------                         ----------
(Address of principal executive offices)                         (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:

          Title of each class                    Name of each exchange on which
          to be so registered                    each class is to be registered

             NONE
--------------------------------------           -------------------------------

--------------------------------------           -------------------------------

--------------------------------------           -------------------------------

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General
Instruction A.(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General
Instruction A.(d), check the following box. |X|

Securities Act registration statement file number to which this form relates:
333-144787         (if applicable)
-----------

Securities to be registered pursuant to Section 12(g) of the Act:

                            COMMON STOCK, NO PAR VALUE
                           ----------------------------
                                (Title of Class)


                           -----------------------------
                                (Title of Class)




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ITEM 1.       DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

              A description of the Registrant's common stock, no par value, to be registered hereunder is contained under the caption "Description of Capital
Stock" on page 86 of the prospectus constituting a part of the Registrant's
Amendment No. 1 to Registration Statement on Form SB-2 (Reg. No. 333-144787) as filed with the Securities and Exchange Commission on September 17, 2007, and such description is hereby incorporated by reference.

ITEM 2.  EXHIBITS.

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

Exhibit
NUMBER                       DESCRIPTION                                           LOCATION
------                       -----------                                           --------
    3.1       Amended and Restated Articles of           Filed as Exhibit 3.1 to the initial filing of the
              Incorporation of the Registrant            Registrant's registration statement on Form SB-2
                                                         (Registration Statement No.:  333-144787) and incorporated herein by reference

    3.2       Amended and Restated Bylaws of the         Filed as Exhibit 3.2 to the initial filing of the
              Registrant                                 Registrant's registration statement on Form SB-2
                                                         (Registration Statement No.:  333-144787) and incorporated herein by reference

    4.1       Specimen Common Stock Certificate          Filed as Exhibit 4.3 to the initial filing of the
                                                         Registrant's registration statement on Form SB-2
                                                         (Registration Statement No.:  333-144787) and incorporated herein by reference



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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated: September 24, 2007                    STRASBAUGH



                                             By:  /s/ Richard Nance
                                                --------------------------------
                                                  Richard Nance
                                                  Chief Financial Officer




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